SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 28, 2003
                                                         ----------------


                             barnesandnoble.com inc.
                             -----------------------

             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------

                 (State or other Jurisdiction of Incorporation)


                    0-26063                          13-4048787
           ------------------------       ---------------------------------
           (Commission File Number)       (IRS Employer Identification No.)


     76 Ninth Avenue, New York, NY                      10011
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code    (212) 414-6000
                                                      --------------

                    ----------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

                      -------------------------------------


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1 Press release of barnesandnoble.com inc., dated October 28, 2003

Item 12.  Results of Operations and Financial Condition

     On October 28, 2003, barnesandnoble.com inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses non-GAAP measures of EBITDA (defined by the Company as net loss before interest, taxes, depreciation and amortization) for the 13 and 39 weeks ended September 30, 2003 and September 30, 2002.

     The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of non-GAAP financial measures provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          barnesandnoble.com inc.
                                          (Registrant)


                                          By:      /s/ Kevin M. Frain
                                             --------------------------------
                                          Name:    Kevin M. Frain
                                          Title:   Chief Financial Officer

Date: October 29, 2003